UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 17, 2021
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On December 17, 2021, bluebird bio, Inc. (“bluebird” or the "Company") issued a press release announcing that the U.S. Food and Drug Administration (FDA) has accepted for priority review the Biologics License Application (BLA) for elivaldogene autotemcel (eli-cel,Lenti-D®), bluebird's gene therapy for cerebral adrenoleukodystrophy (CALD) in patients less than 18 years of age. Eli-cel is an investigational one-time gene therapy, custom-designed to treat the underlying cause of this irreversible neurodegenerative disease and to stabilize neurologic function. The agency set a Prescription Drug User Fee Act goal date of June 17, 2022.

On December 20, 2021, the Company announced that the FDA has placed its clinical program for lovotibeglogene autotemcel (lovo-cel) gene therapy for sickle cell disease (SCD) on partial clinical hold for patients under the age of 18. The partial, temporary suspension relates to an ongoing investigation by the Company into an adolescent patient with persistent, non-transfusion-dependent anemia following treatment with lovo-cel, now 18 months post-treatment. This patient is clinically well and there is no evidence of malignancy or clonal predominance. Enrollment and dosing for patients 18 and older living with SCD in the HGB-206, HGB-210 and LTF-307 clinical studies, as well as follow up for treated patients of all ages in all studies are continuing as planned.

Consistent with the FDA’s clinical hold procedures, the Company anticipates receiving written questions from the agency in early 2022 and will work quickly to respond in order to resolve the partial hold. The Company is evaluating what impact, if any, the partial clinical hold may have on first quarter 2023 projected timing for the lovo-cel biologics license application (BLA) submission. As previously communicated, the Company has treated all patients in HGB-206 Group C who will form the primary basis of efficacy for approval, with the demonstration of analytical comparability and validation of our commercial manufacturing process as the key remaining actions prior to submission of the planned BLA.

The full text of bluebird’s press releases regarding these announcements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by bluebird bio, Inc. on December 17, 2021.
99.2	Press release issued by bluebird bio, Inc. on December 20, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2021	bluebird bio, Inc.

	By:	/s/ Helen C. Fu
Helen C. Fu
Senior Vice President, General Counsel and Secretary